UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 16, 2025
Date of Report (Date of earliest event reported)

Commission File No.	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name, former address and former fiscal year, if changed since last report
1-14201	SEMPRA	California	33-0732627	No change
488 8th Avenue
San Diego, California 92101
(619) 696-2000

1-01402	SOUTHERN CALIFORNIA GAS COMPANY	California	95-1240705	No change
555 West 5th Street
Los Angeles, California 90013
(213) 244-1200

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SEMPRA:
Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange
SOUTHERN CALIFORNIA GAS COMPANY:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐

Item 8.01	Other Events.
On May 16, 2025, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra, closed its previously announced public offering and sale of $600,000,000 aggregate principal amount of its 5.450% First Mortgage Bonds, Series DDD, due 2035 (the “Series DDD Bonds”) and $500,000,000 aggregate principal amount of its 6.000% First Mortgage Bonds, Series EEE, due 2055 (the “Series EEE Bonds”) with proceeds to the Company (after deducting the underwriting discounts but before deducting the Company’s other offering expenses estimated at approximately $2.1 million) of (i) 98.892% of the aggregate principal amount of the Series DDD Bonds, and (ii) 97.774% of the aggregate principal amount of the Series EEE Bonds. The sale of the Series DDD Bonds and Series EEE Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-270939).
The Series DDD Bonds were issued pursuant to a Supplemental Indenture, dated as of May 16, 2025 (the “Series DDD Supplemental Indenture”), which is filed herewith as Exhibit 4.1. The Series DDD Bonds will mature on June 15, 2035. The Series DDD Bonds will bear interest at the rate of 5.450% per annum. Interest on the Series DDD Bonds will accrue from May 16, 2025 and is payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2025. The Series DDD Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the form of Series DDD Bond, which form is included in Exhibit 4.1 hereto.
The Series EEE Bonds were issued pursuant to a Supplemental Indenture, dated as of May 16, 2025 (the “Series EEE Supplemental Indenture”), which is filed herewith as Exhibit 4.2. The Series EEE Bonds will mature on June 15, 2055. The Series EEE Bonds will bear interest at the rate of 6.000% per annum. Interest on the Series EEE Bonds will accrue from May 16, 2025 and is payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2025. The Series EEE Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the form of Series EEE Bond, which form is included in Exhibit 4.2 hereto.
The foregoing descriptions of some of the terms of the Series DDD Bonds and Series EEE Bonds are not complete and are qualified in their entirety by the form of Series DDD Bond and the Series DDD Supplemental Indenture and the form of Series EEE Bond and the Series EEE Supplemental Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Series DDD Bonds and Series EEE Bonds is contained in the Underwriting Agreement, dated May 12, 2025, which was filed as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission on May 13, 2025.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description

4.1	Series DDD Supplemental Indenture of Southern California Gas Company to U.S. Bank National Association, dated as of May 16, 2025.

4.2	Series EEE Supplemental Indenture of Southern California Gas Company to U.S. Bank National Association, dated as of May 16, 2025.

4.3	Form of Series DDD Bond (Included in Exhibit 4.1 hereto).

4.4	Form of Series EEE Bond (Included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: May 16, 2025	By:	/s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: May 16, 2025	By:	/s/ Sara P. Mijares
Sara P. Mijares Vice President, Controller, Chief Accounting Officer and Assistant Treasurer